Exhibit 99.1

EVERI PROVIDES BUSINESS UPDATE
LAS VEGAS, March 24, 2020 – Everi Holdings Inc. (NYSE: EVRI) (“Everi” or the “Company”), a premier provider of gaming products and financial technology and loyalty solutions in the gaming industry, today announced a range of actions that management and the Board of Directors have implemented to maintain balance sheet flexibility and preserve liquidity given the business disruption caused by the rapid nationwide spread of the novel COVID-19 virus and the actions by state and tribal governments and businesses to contain the virus.
Since mid-March, the Company has drawn down $35 million on its revolving credit facility to provide additional near-term liquidity and cancelled or delayed material capital expenditures. Most recently, the Company implemented targeted furloughs and Company-wide salary reductions. The CEO elected to cut his salary to zero and the executive team elected to reduce their salaries by 70%, amongst those actions. The effect of these actions has lowered the Company’s future cash payroll expense to less than $2 million per month.
“As we face the challenges presented by COVID-19, the health and welfare of our teams, our customers, their guests, and people everywhere are of our utmost concern,” said Michael Rumbolz, President and Chief Executive Officer. “While revenue for the first two months of the year increased in line with our forecast compared to the same two-month period a year ago, our customers’ ability to operate has been severely impacted by the nearly universal directives to close facilities across North America to protect the public. With essentially all revenue and the associated workload having been reduced to near zero and limited visibility as to when our customers may reopen for business, we have taken decisive actions appropriate for the current level of business and to prepare our Company to withstand a potentially prolonged period of minimal industry activity. Consequently, we believe these actions are the appropriate steps to preserve our liquidity and manage our business in the current environment. We expect these to be temporary but prudent steps designed to ensure that Everi is best positioned to withstand this disruption and will be prepared to support our customers once they begin to reopen their facilities. We are also reviewing options to obtain additional capital resources on acceptable terms to provide additional financial flexibility.”
“Our hope is that the directions given by our elected officials have the desired outcomes regarding the containment of COVID‐19, so that our economy and way of life can get back to normal as quickly as possible,” added Rumbolz. “We are monitoring developments on a daily, and sometimes on an hour-to-hour basis, in order to be prepared to respond to our customer needs. We believe the pre-COVID-19 strengths Everi was well known for will align with the needs of our customers as they return to normalized operations. These strengths include our FinTech segment’s ability to drive labor productivity and cost efficiencies for our customers while also helping them generate revenue; and our Games segment’s offering of high-performing differentiated games that support customers’ focus on providing the best performing games for their loyal patrons. We’re looking forward to resuming normal operations as soon as conditions permit and regaining our pre-pandemic momentum to get back on track for a bright and successful future.

“The changes we have had to make across our operations are not easy for those impacted. I, the senior management team and our Board of Directors are committed to doing whatever is necessary to ensure Everi comes out in a solid position on the other side of this crisis. I also look forward to seeing a recovery in the gaming industry, so that we can start returning our employees back to work and regain some normalcy in each of our team members’ lives.”
Given the current operating environment and the uncertain timeline and impact related to the Company’s operations as a result of widespread casino closures across North America, Everi is also withdrawing the 2020 guidance it provided on March 2, 2020.
About Everi
Everi is a leading supplier of imaginative entertainment and trusted technology solutions for the casino, interactive, and gaming industry. With a focus on both customers and players, the Company develops entertaining games and gaming machines, gaming systems and services, and is the preeminent and most comprehensive provider of core financial products and services, player loyalty tools and applications, and intelligence and regulatory compliance solutions. Everi’s mission is to provide casino operators with games that facilitate memorable player experiences, offer seamless and secure financial transactions for casinos and their patrons, and deliver software tools and applications to improve casino operations efficiencies and fulfill regulatory compliance requirements. Everi provides these products and services in its effort to help make its customers even more successful. For more information, please visit www.everi.com, which is updated regularly with financial and other information about the Company.
Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995, as amended. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “goal,” “target,” “future,” “estimate,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “project,” “may,” “should,” “designed to,” “in an effort to,” “look forward to,” or “will” and similar expressions to identify forward-looking statements. These statements are based upon management’s current expectations, assumptions and estimates and are not guarantees of timing, future events or performance. Actual results may differ materially from those contemplated in these statements, due to risks and uncertainties.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are often difficult to predict and many of which are beyond our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, without limitation, our history of net losses and our ability to generate profits in the future; our substantial leverage and the related covenants that restrict our operations; our ability to generate sufficient cash to service all of our indebtedness, fund working capital, and capital expenditures; our ability to withstand unanticipated impacts of a pandemic outbreak of uncertain duration; our ability to withstand the loss of revenue during the closure of our customers’ facilities; our ability to maintain our current customers; our ability to compete in the gaming industry; our ability to execute on mergers, acquisitions and/or strategic alliances, including the timing and closing of acquisitions and our ability to integrate and operate such acquisitions consistent with our forecasts; our ability to access the capital markets to raise funds; expectations regarding our existing and future installed base and win per day; expectations regarding development and placement fee arrangements; inaccuracies in underlying operating assumptions; expectations regarding customers’ preferences and demands for future gaming offerings; expectations regarding our product portfolio; the overall growth of the gaming industry, if any; our ability to replace revenue associated with terminated contracts; margin degradation from contract renewals; technological obsolescence; our ability to comply with the Europay, MasterCard and Visa global standard for cards equipped with security chip technology; our ability to introduce new products and services, including third-party licensed content; gaming establishment and patron preferences; our ability to prevent, mitigate or timely recover from cybersecurity breaches, attacks and compromises; the level of our capital expenditures and product development; anticipated sales performance; employee turnover; national and international economic conditions; changes in global market, business and regulatory conditions arising as a result of the novel COVID-19 outbreak; changes in gaming regulatory, card association and statutory requirements; regulatory and licensing difficulties that we may face; competitive pressures in the gaming and financial technology sectors; the impact of changes to tax laws; uncertainty of litigation outcomes; interest rate fluctuations; unanticipated expenses or capital needs and those other risks and uncertainties discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 2, 2020. Given these risks and uncertainties, there can be no assurance that the forward-looking information contained in this presentation will in fact transpire or prove to be accurate. Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which are based only on information currently available to us and speak only as of the date hereof.
This press release should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2019, and with the information included in our other press releases, reports and other filings with the SEC. Understanding the information contained in these filings is important in order to fully understand our reported financial results and our business outlook for future periods.
Contacts:
Investor Relations
Everi Holdings Inc.
William Pfund
VP, Investor Relations
(702) 676-9513 or william.pfund@everi.com
JCIR
Richard Land, James Leahy
(212) 835-8500 or evri@jcir.com

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